Exhibit 99.1

Shore Bancshares, Inc.
18 E. Dover Street
Easton, Maryland 21601
Phone 410-822-1400

PRESS RELEASE

Shore Bancshares Reports Second Quarter and First-Half Results

Easton, Maryland (07/27/2010) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $445 thousand or $0.05 per diluted common share for the second quarter of 2010, compared to a net loss of $1.6 million or $(0.19) per diluted common share for the first quarter of 2010, and net income of $354 thousand or $0.04 per diluted common share for the second quarter of 2009.  The second quarter of 2010 included a provision for credit losses of $4.9 million, which was $2.7 million lower than the comparable amount for the first quarter of 2010 but $3.2 million higher than the comparable amount for the second quarter of 2009.  For the second quarter of 2009, net income available to common stockholders was negatively impacted by $1.5 million in dividends and discount accretion associated with the sale and subsequent repurchase of preferred stock under the U.S. Department of the Treasury’s Troubled Asset Relief Program Capital Purchase Program.

The Company reported a net loss of $1.1 million or $(0.13) per diluted common share for the first half of 2010, compared to net income of $2.2 million or $0.27 per diluted common share for the first half of 2009. The provision for credit losses was $12.5 million for the first half of 2010 and $3.6 million for the first half of 2009.  Net income for the first six months of 2009 reflected $1.9 million in preferred stock dividends and discount accretion.

“In this tough credit and economic environment, we are pleased to be able to report a modest profit this quarter,” said W. Moorhead Vermilye, president and chief executive officer. “Our teams of loan workout and credit assessment specialists have been working diligently to identify, monitor, resolve and eventually dispose of problem loans and we are confident they are doing an effective job as we move through this cycle. This is our principal focus, and in the face of weak loan demand, we understand clearly what issues we need to resolve to maintain our traditionally stellar balance sheet.”

The Company’s return on average assets for the second quarter of 2010 was 0.16%, compared to (0.55)% and 0.13% for the quarters ended March 31, 2010 and June 30, 2009, respectively.  The return on average stockholders’ equity was 1.42% for the second quarter of 2010, compared to (4.95)% for the first quarter of 2010 and 1.07% for the second quarter of 2009.

The Company’s return on average assets for the first six months of 2010 was (0.20)%, compared to 0.41% for the first six months of 2009.  The return on average stockholders’ equity was (1.78)% for the first half of 2010, compared to 3.18% for the first half of 2009.

Total assets were $1.129 billion at June 30, 2010, compared to $1.157 billion at the end of 2009, a decrease of 2.4%.  Total loans were $905.5 million, a decrease of 1.2%, and total deposits were $971.6 million, a decrease of 2.0%, when compared to December 31, 2009.  Total stockholders’ equity decreased 2.5% from $127.8 million at the end of 2009 to $124.7 million at June 30, 2010.

Review of Quarterly Financial Results

Net interest income for the second quarter of 2010 was $10.7 million, an increase of 2.8% from the first quarter of 2010 and an increase of 6.0% from the same period last year.  The increase in net interest income when compared to the first quarter of 2010 was due to slightly higher rates on average earning assets and a decrease in the balances and rates paid on interest bearing liabilities offsetting the decline in average earning assets.  The increase in net interest income when compared to the second quarter of 2009 was primarily due to higher average balances of earning assets and lower rates paid on interest bearing liabilities offsetting the decline in yields on earning assets.  The Company’s net interest margin was 4.03% for the second quarter of 2010, an increase of 8 basis points when compared to the first quarter of 2010 and an increase of 18 basis points when compared to the second quarter of 2009.

As previously mentioned, the provision for credit losses was $4.9 million for the three months ended June 30, 2010. The comparable amounts were $7.6 million and $1.7 million for the three months ended March 31, 2010 and June 30, 2009, respectively.  The ratio of the allowance for credit losses to period-end loans increased to 1.47% at June 30, 2010, compared to 1.41% at March 31, 2010 and 1.17% at June 30, 2009.  Management believes that the provision for credit losses and the resulting allowance were adequate at June 30, 2010.

The continued historically large level of provision expense was primarily in response to the overall increase in nonperforming assets and loan charge-offs, as well as overall economic conditions.  Net charge-offs were $4.4 million for the second quarter of 2010, $5.7 million for the first quarter of 2010 and $1.6 million for the second quarter of 2009.  The ratio of quarter-to-date annualized net charge-offs to average loans was 1.95% for the second quarter of 2010, 2.54% for the first quarter of 2010 and 0.71% for the second quarter of 2009. The ratio of nonperforming assets to total assets was 3.42% at June 30, 2010.  The comparable nonperforming asset ratio was 2.87% at March 31, 2010, and 1.37% at June 30, 2009.

Total noninterest income for the second quarter of 2010 decreased $314 thousand when compared to the first quarter of 2010 and decreased $779 thousand when compared to the second quarter of 2009. The decrease when compared to the first quarter of 2010 was primarily a result of a decrease in insurance agency commissions and contingency payments.  Contingency payments are typically received in the first quarter of each year and are based on the prior year’s performance.  The decline in noninterest income during the second quarter of 2010 when compared to the second quarter of 2009 was primarily due to a decline in insurance agency commissions and a $420 thousand gain on an interest rate swap transaction recorded in the second quarter of 2009.

Total noninterest expense for the second quarter of 2010 decreased $633 thousand when compared to the first quarter of 2010 mainly due to lower expenses accrued for bonus and profit sharing plans. When compared to the second quarter of 2009, total noninterest expense for the second quarter of 2010 decreased $1.0 million primarily due to lower expenses accrued for bonus and profit sharing plans and lower FDIC insurance premium expense which were partially offset by higher expenses related to collection and other real estate owned activities.   Included in the FDIC insurance premium expense for the second quarter of 2009 was a special one-time assessment of $513 thousand.

Review of Six-Month Financial Results

Net interest income for the first six months of 2010 was $21.1 million, an increase of 4.7% when compared to the first six months of 2009.  The increase was primarily due to higher average balances of earning assets and lower rates paid on interest bearing liabilities offsetting the decline in yields on earning assets.  The net interest margin increased from 3.96% for the first half of 2009 to 3.99% for the first half of 2010.

The provisions for credit losses for the six months ended June 30, 2010 and 2009 were $12.5 million and $3.6 million, respectively.  Net charge-offs were $10.1 million and $2.2 million for the six months ended June 30, 2010 and 2009, respectively.  The ratio of year-to-date annualized net charge-offs to average loans was 2.24% for the first half of 2010 and 0.48% for the first half of 2009.

Total noninterest income for the six months ended June 30, 2010 declined $1.2 million when compared to the same period in 2009.  As with the second quarter 2010 results, the decrease in noninterest income was mainly due to a decline in insurance agency commissions and a $420 thousand gain on an interest rate swap transaction recorded in the second quarter of 2009.

Total noninterest expense for the six months ended June 30, 2010 decreased $567 thousand when compared to the same period in 2009.  Lower expenses accrued for bonus and profit sharing plans and lower FDIC premium insurance expense were partially offset by higher expenses related to collection and other real estate owned activities when compared to the first six months of 2009.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore.  It is the parent company of three banks, The Talbot Bank of Easton, Maryland, CNB, and The Felton Bank; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; two insurance premium finance companies, Mubell Finance, LLC and ESFS, Inc; and a registered investment adviser firm, Wye Financial Services, LLC.  Shore Bancshares, Inc. engages in the mortgage broker business under the name “Wye Mortgage Group” through a minority series investment in an unrelated Delaware limited liability company.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives.  These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions.  Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true.  These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements.  For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact: W. Moorhead Vermilye, President and CEO, 410-822-1400

Shore Bancshares, Inc.							Page 4 of 10
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2010	2009	% Change		2010		2009	% Change
PROFITABILITY FOR THE PERIOD
Net interest income	$10,691	$10,086	6.0%		$21,086		$20,144	4.7%
Provision for credit losses	4,917	1,681	192.5		12,534		3,616	246.6
Noninterest income	4,568	5,347	(14.6)		9,450		10,697	(11.7)
Noninterest expense	9,688	10,693	(9.4)		20,009		20,576	(2.8)
Income (loss) before income taxes	654	3,059	(78.6)		(2,007)		6,649	(130.2)
Income tax expense (benefit)	209	1,166	(82.1)		(890)		2,543	(135.0)
Net income (loss)	445	1,893	(76.5)		(1,117)		4,106	(127.2)
Preferred stock dividends and discount accretion	-	1,539	(100.0)		-		1,876	(100.0)
Net income (loss) available to common shareholders	$445	$354	25.7		$(1,117)		$2,230	(150.1)

Return on average assets (1)	0.16%	0.13%	23.1%		(0.20	) %	0.41%	(148.8	) %
Return on average equity (1)	1.42	1.07	32.7		(1.78)		3.18	(156.0)
Net interest margin	4.03	3.85	4.7		3.99		3.96	0.8
Efficiency ratio - GAAP based	63.49	69.29	(8.4)		65.53		66.72	(1.8)

PER SHARE DATA
Basic net income (loss) per share	$0.05	$0.23	(78.3	) %	$(0.13)		$0.49	(126.5	) %
Basic net income (loss) per common share	0.05	0.04	25.0		(0.13)		0.27	(148.1)
Diluted net income (loss) per share	0.05	0.22	(77.3)		(0.13)		0.49	(126.5)
Diluted net income (loss) per common share	0.05	0.04	25.0		(0.13)		0.27	(148.1)
Dividends paid per common share	0.06	0.16	(62.5)		0.12		0.32	(62.5)
Book value per common share at period end	14.77	15.19	(2.8)
Tangible book value per common share at period end	12.27	12.62	(2.8)
Market value at period end	11.91	17.94	(33.6)
Market range:
High	14.80	21.46	(31.0)		14.80		24.43	(39.4)
Low	11.75	15.18	(22.6)		10.21		11.00	(7.2)

PERIOD-END BALANCE SHEET DATA
Loans	$905,477	$919,088	(1.5	) %
Securities	106,556	86,123	23.7
Assets	1,129,196	1,158,212	(2.5)
Deposits	971,608	981,334	(1.0)
Stockholders' equity	124,666	127,876	(2.5)

AVERAGE BALANCE SHEET DATA
Loans	$909,295	$913,671	(0.5	) %	$909,831		$906,066	0.4%
Securities	109,744	83,387	31.6		109,996		83,672	31.5
Earning assets	1,071,115	1,060,886	1.0		1,073,257		1,033,909	3.8
Assets	1,134,662	1,120,338	1.3		1,140,105		1,089,532	4.6
Deposits	976,749	942,431	3.6		979,491		896,311	9.3
Stockholders' equity	125,670	132,607	(5.2)		126,869		141,501	(10.3)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	11.08%	11.84%			11.13%		12.99%
Annualized net charge-offs to average loans	1.95	0.71			2.24		0.48
Allowance for credit losses to period-end loans	1.47	1.17
Nonperforming assets to total loans+other real estate owned	4.26	1.73
Nonperforming assets to total assets	3.42	1.37
Nonperforming assets+Loans 90 days past due
and still accruing to total loans+other real estate owned	4.78	2.60
Nonperforming assets+Loans 90 days past due
and still accruing to total assets	3.84	2.07

(1) Calculation uses net income (loss) available to common shareholders.

Shore Bancshares, Inc.				Page 5 of 10
Consolidated Balance Sheets
(In thousands, except per share data)

				June 30, 2010	June 30, 2010
	June 30,	Dec. 31,	June 30,	compared to	compared to
	2010	2009	2009	Dec. 31, 2009	June 30, 2009
ASSETS
Cash and due from banks	$16,645	$14,411	$20,498	15.5%	(18.8	) %
Interest-bearing deposits with other banks	15,652	598	1,622	2,517.4	865.0
Federal funds sold	32,372	60,637	85,242	(46.6)	(62.0)
Investments available-for-sale (at fair value)	98,211	97,595	77,129	0.6	27.3
Investments held-to-maturity	8,345	8,940	8,994	(6.7)	(7.2)

Loans	905,477	916,557	919,088	(1.2)	(1.5)
Less: allowance for credit losses	(13,289)	(10,876)	(10,784)	22.2	23.2
Loans, net	892,188	905,681	908,304	(1.5)	(1.8)

Premises and equipment, net	14,924	14,307	14,018	4.3	6.5
Goodwill	15,954	15,954	15,954	-	-
Other intangible assets, net	5,148	5,406	5,663	(4.8)	(9.1)
Other real estate and other assets owned, net	1,428	2,572	2,212	(44.5)	(35.4)
Other assets	28,329	30,415	18,576	(6.9)	52.5

Total assets	$1,129,196	$1,156,516	$1,158,212	(2.4)	(2.5)

LIABILITIES
Noninterest-bearing deposits	$121,410	$122,492	$113,111	(0.9)	7.3
Interest-bearing deposits	850,198	868,445	868,223	(2.1)	(2.1)
Total deposits	971,608	990,937	981,334	(2.0)	(1.0)

Short-term borrowings	17,864	20,404	28,096	(12.4)	(36.4)
Accrued expenses and other liabilities	13,629	15,936	12,959	(14.5)	5.2
Long-term debt	1,429	1,429	7,947	-	(82.0)
Total liabilities	1,004,530	1,028,706	1,030,336	(2.4)	(2.5)

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	84	84	84	-	-
Warrant	1,543	1,543	1,543	-	-
Additional paid in capital	30,081	29,872	29,816	0.7	0.9
Retained earnings	94,021	96,151	95,679	(2.2)	(1.7)
Accumulated other comprehensive (loss) income	(1,063)	160	754	(764.4)	(241.0)
Total stockholders' equity	124,666	127,810	127,876	(2.5)	(2.5)

Total liabilities and stockholders' equity	$1,129,196	$1,156,516	$1,158,212	(2.4)	(2.5)

Period-end common shares outstanding	8,443	8,419	8,419	0.3	0.3
Book value per common share	$14.77	$15.18	$15.19	(2.7)	(2.8)

Shore Bancshares, Inc.						Page 6 of 10
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2010	2009	% Change		2010	2009	% Change
INTEREST INCOME
Interest and fees on loans	$13,047	$13,754	(5.1	) %	$25,921	$27,371	(5.3	) %
Interest and dividends on investment securities:
Taxable	846	768	10.2		1,728	1,524	13.4
Tax-exempt	56	79	(29.1)		115	164	(29.9)
Interest on federal funds sold	14	23	(39.1)		26	30	(13.3)
Interest on deposits with other banks	4	6	(33.3)		5	7	(28.6)
Total interest income	13,967	14,630	(4.5)		27,795	29,096	(4.5)

INTEREST EXPENSE
Interest on deposits	3,242	4,441	(27.0)		6,627	8,726	(24.1)
Interest on short-term borrowings	19	28	(32.1)		51	77	(33.8)
Interest on long-term debt	15	75	(80.0)		31	149	(79.2)
Total interest expense	3,276	4,544	(27.9)		6,709	8,952	(25.1)

NET INTEREST INCOME	10,691	10,086	6.0		21,086	20,144	4.7
Provision for credit losses	4,917	1,681	192.5		12,534	3,616	246.6

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	5,774	8,405	(31.3)		8,552	16,528	(48.3)

NONINTEREST INCOME
Service charges on deposit accounts	831	888	(6.4)		1,617	1,697	(4.7)
Trust and investment fee income	372	258	44.2		788	476	65.5
Investment securities gains (losses)	-	-	-		-	49	(100.0)
Insurance agency commissions	2,595	2,893	(10.3)		5,484	6,228	(11.9)
Other noninterest income	770	1,308	(41.1)		1,561	2,247	(30.5)
Total noninterest income	4,568	5,347	(14.6)		9,450	10,697	(11.7)

NONINTEREST EXPENSE
Salaries and wages	4,363	4,759	(8.3)		8,853	9,299	(4.8)
Employee benefits	758	1,200	(36.8)		2,039	2,580	(21.0)
Occupancy expense	597	587	1.7		1,219	1,136	7.3
Furniture and equipment expense	313	302	3.6		613	616	(0.5)
Data processing	660	580	13.8		1,291	1,190	8.5
Directors' fees	105	117	(10.3)		226	285	(20.7)
Amortization of intangible assets	129	129	-		258	258	-
Insurance agency commissions expense	464	537	(13.6)		892	1,087	(17.9)
FDIC insurance premium expense	460	919	(49.9)		941	1,163	(19.1)
Other noninterest expenses	1,839	1,563	17.7		3,677	2,962	24.1
Total noninterest expense	9,688	10,693	(9.4)		20,009	20,576	(2.8)

Income (loss) before income taxes	654	3,059	(78.6)		(2,007)	6,649	(130.2)
Income tax expense (benefit)	209	1,166	(82.1)		(890)	2,543	(135.0)

NET INCOME (LOSS)	445	1,893	(76.5)		(1,117)	4,106	(127.2)
Preferred stock dividends and discount accretion	-	1,539	(100.0)		-	1,876	(100.0)
Net income (loss) available to common shareholders	$445	$354	25.7		$(1,117)	$2,230	(150.1)

Weighted average shares outstanding - basic	8,443	8,413	0.4		8,440	8,409	0.4
Weighted average shares outstanding - diluted	8,443	8,417	0.3		8,440	8,413	0.3

Basic net income (loss) per share	$0.05	$0.23	(78.3)		$(0.13)	$0.49	(126.5)
Basic net income (loss) per common share	0.05	0.04	25.0		(0.13)	0.27	(148.1)
Diluted net income (loss) per share	0.05	0.22	(77.3)		(0.13)	0.49	(126.5)
Diluted net income (loss) per common share	0.05	0.04	25.0		(0.13)	0.27	(148.1)
Dividends paid per common share	0.06	0.16	(62.5)		0.12	0.32	(62.5)

Shore Bancshares, Inc.							Page 7 of 10
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2010		2009		2010		2009
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$909,295	5.77%	$913,671	6.06%	$909,831	5.76%	$906,066	6.11%
Investment securities
Taxable	103,284	3.29	75,277	4.09	103,385	3.37	75,067	4.09
Tax-exempt	6,460	5.30	8,110	6.02	6,611	5.35	8,605	5.92
Federal funds sold	38,001	0.15	55,699	0.16	42,253	0.13	38,873	0.15
Interest-bearing deposits	14,075	0.12	8,129	0.33	11,177	0.10	5,298	0.28
Total earning assets	1,071,115	5.26%	1,060,886	5.56%	1,073,257	5.25%	1,033,909	5.71%
Cash and due from banks	9,997		18,705		12,197		15,395
Other assets	67,860		51,595		67,889		50,487
Allowance for credit losses	(14,310)		(10,848)		(13,238)		(10,259)
Total assets	$1,134,662		$1,120,338		$1,140,105		$1,089,532

Interest bearing liabilities
Demand deposits	$132,563	0.25%	$125,076	0.24%	$130,287	0.25%	$123,104	0.24%
Money market and savings deposits	259,273	0.72	222,825	0.63	258,180	0.70	188,165	0.56
Certificates of deposit $100,000 or more	251,340	2.09	245,210	3.20	255,416	2.17	241,997	3.30
Other time deposits	215,987	2.56	239,668	3.45	217,849	2.62	236,077	3.50
Interest bearing deposits	859,163	1.51	832,779	2.14	861,732	1.55	789,343	2.23
Short-term borrowings	15,771	0.48	25,435	0.45	16,896	0.60	32,469	0.48
Long-term debt	1,429	4.40	7,947	3.78	1,429	4.43	7,947	3.78
Total interest bearing liabilities	876,363	1.50%	866,161	2.10%	880,057	1.54%	829,759	2.18%
Noninterest bearing deposits	117,586		109,652		117,759		106,968
Accrued expenses and other liabilities	15,043		11,918		15,420		11,304
Stockholders' equity	125,670		132,607		126,869		141,501
Total liabilities and stockholders' equity	$1,134,662		$1,120,338		$1,140,105		$1,089,532

Net interest spread		3.76%		3.46%		3.71%		3.53%
Net interest margin		4.03%		3.85%		3.99%		3.96%

Shore Bancshares, Inc.							Page 8 of 10
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	2nd quarter	1st quarter		4th quarter	3rd quarter	2nd quarter	2Q 10		2Q 10
	2010	2010		2009	2009	2009	compared to		compared to
	(2Q 10)	(1Q 10)		(4Q 09)	(3Q 09)	(2Q 09)	1Q 10		2Q 09
PROFITABILITY FOR THE PERIOD
Net interest income	$10,691	$10,395		$10,806	$10,428	$10,086	2.8%		6.0%
Provision for credit losses	4,917	7,617		3,668	1,702	1,681	(35.4)		192.5
Noninterest income	4,568	4,882		4,125	4,719	5,347	(6.4)		(14.6)
Noninterest expense	9,688	10,321		9,375	10,297	10,693	(6.1)		(9.4)
Income (loss) before income taxes	654	(2,661)		1,888	3,148	3,059	124.6		(78.6)
Income tax expense (benefit)	209	(1,099)		672	1,197	1,166	119.0		(82.1)
Net income (loss)	445	(1,562)		1,216	1,951	1,893	128.5		(76.5)
Preferred stock dividends and discount accretion	-	-		-	-	1,539	-		(100.0)
Net income (loss) available to common shareholders	$445	$(1,562)		$1,216	$1,951	$354	128.5		25.7

Return on average assets (1)	0.16%	(0.55	) %	0.41%	0.66%	0.13%	129.1%		23.1%
Return on average equity (1)	1.42	(4.95)		3.75	6.03	1.07	128.7		32.7
Net interest margin	4.03	3.95		3.90	3.79	3.85	2.0		4.7
Efficiency ratio - GAAP based	63.49	67.56		62.79	67.98	69.29	(6.0)		(8.4)

PER SHARE DATA
Basic net income (loss) per share	$0.05	$(0.19)		$0.14	$0.23	$0.23	126.3%		(78.3	) %
Basic net income (loss) per common share	0.05	(0.19)		0.14	0.23	0.04	126.3		25.0
Diluted net income (loss) per share	0.05	(0.19)		0.14	0.23	0.22	126.3		(77.3)
Diluted net income (loss) per common share	0.05	(0.19)		0.14	0.23	0.04	126.3		25.0
Dividends paid per common share	0.06	0.06		0.16	0.16	0.16	-		(62.5)
Book value per common share at period end	14.77	14.82		15.18	15.23	15.19	(0.3)		(2.8)
Tangible book value per common share at period end	12.27	12.30		12.64	12.68	12.62	(0.2)		(2.8)
Market value at period end	11.91	14.25		14.50	16.73	17.94	(16.4)		(33.6)
Market range:
High	14.80	14.75		17.71	20.72	21.46	0.3		(31.0)
Low	11.75	10.21		13.52	16.64	15.18	15.1		(22.6)

PERIOD-END BALANCE SHEET DATA
Loans	$905,477	$905,194		$916,557	$918,601	$919,088	-%		(1.5	) %
Securities	106,556	112,929		106,535	100,772	86,123	(5.6)		23.7
Assets	1,129,196	1,146,334		1,156,516	1,157,685	1,158,212	(1.5)		(2.5)
Deposits	971,608	990,750		990,937	992,196	981,334	(1.9)		(1.0)
Stockholders' equity	124,666	125,108		127,810	128,219	127,876	(0.4)		(2.5)

AVERAGE BALANCE SHEET DATA
Loans	$909,295	$910,374		$921,908	$920,241	$913,671	(0.1	) %	(0.5	) %
Securities	109,744	110,252		104,561	97,226	83,387	(0.5)		31.6
Earning assets	1,071,115	1,075,425		1,104,919	1,100,538	1,060,886	(0.4)		1.0
Assets	1,134,662	1,145,607		1,169,337	1,166,587	1,120,338	(1.0)		1.3
Deposits	976,749	982,265		1,002,982	1,001,304	942,431	(0.6)		3.6
Stockholders' equity	125,670	128,081		128,715	128,409	132,607	(1.9)		(5.2)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	11.08%	11.18%		11.01%	11.01%	11.84%
Annualized net charge-offs to average loans	1.95	2.54		1.51	0.76	0.71
Allowance for credit losses to period-end loans	1.47	1.41		1.19	1.17	1.17
Nonperforming assets to total loans+other real estate owned	4.26	3.62		2.05	1.90	1.73
Nonperforming assets to total assets	3.42	2.87		1.63	1.51	1.37
Nonperforming assets+Loans 90 days past due
and still accruing to total loans+other real estate owned	4.78	3.93		2.86	2.89	2.60
Nonperforming assets+Loans 90 days past due
and still accruing to total assets	3.84	3.11		2.27	2.30	2.07

(1) Calculation uses net income (loss) available to common shareholders.

Shore Bancshares, Inc.						Page 9 of 10
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						2Q 10	2Q 10
						compared to	compared to
	2Q 10	1Q 10	4Q 09	3Q 09	2Q 09	1Q 10	2Q 09
INTEREST INCOME
Interest and fees on loans	$13,047	$12,874	$13,837	$14,001	$13,754	1.3%	(5.1	) %
Interest and dividends on investment securities:
Taxable	846	882	860	800	768	(4.1)	10.2
Tax-exempt	56	59	60	77	79	(5.1)	(29.1)
Interest on federal funds sold	14	12	23	31	23	16.7	(39.1)
Interest on deposits with other banks	4	1	-	4	6	300.0	(33.3)
Total interest income	13,967	13,828	14,780	14,913	14,630	1.0	(4.5)

INTEREST EXPENSE
Interest on deposits	3,242	3,385	3,924	4,368	4,441	(4.2)	(27.0)
Interest on short-term borrowings	19	32	31	19	28	(40.6)	(32.1)
Interest on long-term debt	15	16	19	98	75	(6.3)	(80.0)
Total interest expense	3,276	3,433	3,974	4,485	4,544	(4.6)	(27.9)

NET INTEREST INCOME	10,691	10,395	10,806	10,428	10,086	2.8	6.0
Provision for credit losses	4,917	7,617	3,668	1,702	1,681	(35.4)	192.5

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	5,774	2,778	7,138	8,726	8,405	107.8	(31.3)

NONINTEREST INCOME
Service charges on deposit accounts	831	786	866	861	888	5.7	(6.4)
Trust and investment fee income	372	416	350	274	258	(10.6)	44.2
Investment securities gains (losses)	-	-	-	-	-	-	-
Insurance agency commissions	2,595	2,889	2,159	2,744	2,893	(10.2)	(10.3)
Other noninterest income	770	791	750	840	1,308	(2.7)	(41.1)
Total noninterest income	4,568	4,882	4,125	4,719	5,347	(6.4)	(14.6)

NONINTEREST EXPENSE
Salaries and wages	4,363	4,490	4,424	4,765	4,759	(2.8)	(8.3)
Employee benefits	758	1,281	840	1,211	1,200	(40.8)	(36.8)
Occupancy expense	597	622	572	616	587	(4.0)	1.7
Furniture and equipment expense	313	300	268	299	302	4.3	3.6
Data processing	660	631	598	675	580	4.6	13.8
Directors' fees	105	121	84	109	117	(13.2)	(10.3)
Amortization of intangible assets	129	129	129	128	129	-	-
Insurance agency commissions expense	464	428	398	428	537	8.4	(13.6)
FDIC insurance premium expense	460	481	457	458	919	(4.4)	(49.9)
Other noninterest expenses	1,839	1,838	1,605	1,608	1,563	0.1	17.7
Total noninterest expense	9,688	10,321	9,375	10,297	10,693	(6.1)	(9.4)

Income (loss) before income taxes	654	(2,661)	1,888	3,148	3,059	124.6	(78.6)
Income tax expense (benefit)	209	(1,099)	672	1,197	1,166	119.0	(82.1)

NET INCOME (LOSS)	445	(1,562)	1,216	1,951	1,893	128.5	(76.5)
Preferred stock dividends and discount accretion	-	-	-	-	1,539	-	(100.0)
Net income (loss) available to common shareholders	$445	$(1,562)	$1,216	$1,951	$354	128.5	25.7

Weighted average shares outstanding - basic	8,443	8,436	8,419	8,419	8,413	0.1	0.4
Weighted average shares outstanding - diluted	8,443	8,436	8,421	8,423	8,417	0.1	0.3

Basic net income (loss) per share	$0.05	$(0.19)	$0.14	$0.23	$0.23	126.3	(78.3)
Basic net income (loss) per common share	0.05	(0.19)	0.14	0.23	0.04	126.3	25.0
Diluted net income (loss) per share	0.05	(0.19)	0.14	0.23	0.22	126.3	(77.3)
Diluted net income (loss) per common share	0.05	(0.19)	0.14	0.23	0.04	126.3	25.0
Dividends paid per common share	0.06	0.06	0.16	0.16	0.16	-	(62.5)

Shore Bancshares, Inc.											Page 10 of 10
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											2Q 10		2Q 10
											compared to		compared to
	2Q 10		1Q 10		4Q 09		3Q 09		2Q 09		1Q 10		2Q 09
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$909,295	5.77%	$910,374	5.75%	$921,908	5.97%	$920,241	6.05%	$913,671	6.06%	(0.1	) %	(0.5	) %
Investment securities
Taxable	103,284	3.29	103,488	3.45	97,595	3.50	89,101	3.56	75,277	4.09	(0.2)		37.2
Tax-exempt	6,460	5.30	6,764	5.39	6,966	4.96	8,125	5.76	8,110	6.02	(4.5)		(20.4)
Federal funds sold	38,001	0.15	46,553	0.11	77,782	0.11	81,466	0.16	55,699	0.16	(18.4)		(31.8)
Interest-bearing deposits	14,075	0.12	8,246	0.06	668	0.45	1,605	0.77	8,129	0.33	70.7		73.2
Total earning assets	1,071,115	5.26%	1,075,425	5.24%	1,104,919	5.33%	1,100,538	5.41%	1,060,886	5.56%	(0.4)		1.0
Cash and due from banks	9,997		14,422		17,312		20,042		18,705		(30.7)		(46.6)
Other assets	67,860		67,914		58,543		57,049		51,595		(0.1)		31.5
Allowance for credit losses	(14,310)		(12,154)		(11,437)		(11,042)		(10,848)		17.7		31.9
Total assets	$1,134,662		$1,145,607		$1,169,337		$1,166,587		$1,120,338		(1.0)		1.3

Interest bearing liabilities
Demand deposits	$132,563	0.25%	$127,986	0.25%	$127,537	0.26%	$125,233	0.26%	$125,076	0.24%	3.6		6.0
Money market and savings deposits	259,273	0.72	256,818	0.68	249,393	0.66	245,801	0.67	222,825	0.63	1.0		16.4
Certificates of deposit $100,000 or more	251,340	2.09	259,538	2.24	276,390	2.51	274,580	2.82	245,210	3.20	(3.2)		2.5
Other time deposits	215,987	2.56	219,731	2.67	228,020	2.91	237,757	3.20	239,668	3.45	(1.7)		(9.9)
Interest bearing deposits	859,163	1.51	864,073	1.59	881,340	1.77	883,371	1.96	832,779	2.14	(0.6)		3.2
Short-term borrowings	15,771	0.48	18,032	0.71	18,994	0.63	18,373	0.42	25,435	0.45	(12.5)		(38.0)
Long-term debt	1,429	4.40	1,429	4.45	1,429	5.28	1,947	19.90	7,947	3.78	-		(82.0)
Total interest bearing liabilities	876,363	1.50%	883,534	1.58%	901,763	1.75%	903,691	1.97%	866,161	2.10%	(0.8)		1.2
Noninterest bearing deposits	117,586		118,192		121,642		117,933		109,652		(0.5)		7.2
Accrued expenses and other liabilities	15,043		15,800		17,217		16,554		11,918		(4.8)		26.2
Stockholders' equity	125,670		128,081		128,715		128,409		132,607		(1.9)		(5.2)
Total liabilities and stockholders' equity	$1,134,662		$1,145,607		$1,169,337		$1,166,587		$1,120,338		(1.0)		1.3

Net interest spread		3.76%		3.66%		3.58%		3.44%		3.46%
Net interest margin		4.03%		3.95%		3.90%		3.79%		3.85%